VERSION 6/98

                                  BUILD TO SUIT
                           INDUSTRIAL LEASE AGREEMENT

                                     BETWEEN

                         THE SHAWNEE RIDGE JOINT VENTURE

                                   AS LANDLORD

                                       AND

                                 SYSTEMAX, INC.

                                    AS TENANT

                                   LEASE INDEX

     SECTION            SUBJECT

        1         Basic Lease Provisions
        2         Demised Premises
        3         Term
        4         Base Rent
        5         Intentionally Omitted
        6         Additional Rent
        7         Use of Demised Premises
        8         Insurance
        9         Utilities
       10         Taxes and Other Impositions
       11         Maintenance and Repairs
       12         Tenants' Personal Property; Indemnity
       13         Tenant's Fixtures
       14         Signs
       15         Intentionally Omitted
       16         Governmental Regulations
       17         Environmental Matters
       18         Construction of Demised Premises
       19         Tenant Alterations and Additions
       20         Services by Landlord
       21         Fire and Other Casualty
       22         Condemnation
       23         Tenant's Default
       24         Landlord's Right of Entry
       25         Lender's Rights
       26         Estoppel Certificate
       27         Landlord Liability
       28         Notices
       29         Brokers
       30         Assignment and Subleasing
       31         Termination or Expiration
       32         Late Payments
       33         Rules and Regulations
       34         Dispute Resolution Procedure
       35         Miscellaneous
       36         Special Stipulations
       37         Lease Date
       38         Authority
       39         No Offer Until Executed

         Exhibit "A"       Legal Description
         Exhibit "A-1"     Site Plan
         Exhibit "A-2"     Floor Plan
         Exhibit "A-3"     Elevation Plan
         Exhibit "A-4"     Preliminary Construction Specifications
         Exhibit "B"       Intentionally Omitted
         Exhibit "C"       Rules and Regulations
         Exhibit "D"       Protective Covenants
         Exhibit "E"       Special Stipulations
         Exhibit "F"       Certificate of Authority

                                  BUILD TO SUIT
                           INDUSTRIAL LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is made as of the Lease Date (as defined in Section 37) by and between THE SHAWNEE RIDGE JOINT VENTURE, a Georgia joint venture ("Landlord"), and SYSTEMAX, INC., a New York corporation, d/b/a Global Computer Supplies ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

                              W I T N E S S E T H:

     1. BASIC LEASE PROVISIONS. The following constitute the "Basic Lease Provisions" of this Lease:

             (a)  Demised Premises:     EXHIBIT "A" attached hereto

             (b)  Building Square Footage:  approximately 360,675 sq. ft.

             (c)  Annual Base Rent:

                  Lease Years 1 - 5:    $1,009,890.00

                  Lease Years 6 - 10:   $1,161,374.00

             (d)  Monthly Base Rent Installments:

                  Lease Years 1 -5:     $84,157.50

                  Lease Years 6 - 10:   $96,781.17

             (e) Lease Commencement Date: The later to occur of Substantial
                 Completion, as defined in Section 3(a), and December 1, 1999.

             (f) Base Rent Commencement Date:  December 1, 1999

             (g) Primary Term:  10 years

             (h) Security Deposit:  $0.00

             (i) Intentionally Omitted

             (j) Permitted Use: warehouse and distribution, and office, administrative and retail uses reasonably incidental or ancillary thereto.

             (k) Addresses for notice:

                 Landlord:   The Shawnee Ridge Joint Venture
                             c/o Industrial Developments
                             International, Inc.
                             3424 Peachtree Road, N.E., Suite 1500
                             Atlanta, Georgia  30326
                             Attn:  Vice President - Operations

                 Tenant:     Systemax, Inc.
                             22 Harbor Park Drive
                             Port Washington, New York 11050
                             Attn:  Alan Schaeffer

           With a copy to:   Global Direct Mail Corporation
                             22 Harbor Park Drive
                             Port Washington, New York 11050
                             Attn:  Curt Rush, Esq.

           (l)  Address for rental payments:

                             The Shawnee Ridge Joint Venture
                             c/o IDI Services Group, Inc.
                             3424 Peachtree Road, N.E.
                             Suite 1500
                             Atlanta, Georgia  30326

           (m)  Broker(s):   None

           (n)  Guarantor:   Global Direct Mail Corporation

     2. DEMISED PREMISES. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord, that certain parcel of real property more particularly described in EXHIBIT "A" attached hereto and by this reference made a part hereof (the "Land") situated in Shawnee Ridge (the "Project"), located in Gwinnett County, Georgia, together with and including all buildings, structures, driveways, parking lots, walkways, landscaping and other appurtenances thereto and all other improvements, with the consent of Tenant, at anytime during the term of this Lease erected, or situated thereon including specifically, but, without limitation, a building (the "Building") to be constructed containing approximately 360,675 square feet of office and warehouse space, of which approximately 43,000 square feet shall be office and warehouse office space and to be located on the Land as shown on EXHIBIT "A-1" attached hereto, and all other improvements including all driveways, parking lots, walkways, landscaping and other appurtenances thereto and whatever right, title and interest Landlord may have to any public sidewalks and the center line of any public street, and the non-exclusive benefits of any easements, rights of way or licenses Landlord may have over other properties (collectively, the "Demised Premises") subject only to (i) taxes for the year in which the Lease Date occurs and all subsequent years, (ii) all matters of record as of the Lease Date , and (iii) all matters that would be disclosed by an accurate survey of the Demised Premises as of the Lease Date (herein referred to as "Permitted Encumbrances"), all upon the terms and conditions hereinafter set forth. The Demised Premises including the Building shall be developed and constructed by Landlord substantially in accordance with the Preliminary Drawings prepared by MacGregor Associates Architects, Inc., attached hereto as EXHIBIT "A-1" (herein, the "Site Plan"); EXHIBIT "A-2" (herein, the "Floor Plan") and EXHIBIT "A-3" (herein, the "Elevation Plan"), and the construction specifications attached hereto as EXHIBIT "A-4" (herein "Preliminary Construction Specifications"), (the plans and specifications as shown on Exhibits "A-l" through "A-4" are herein, collectively the "Preliminary Plans"), in accordance with the terms of Section 18 hereof, and, to Landlord's actual knowledge, in material compliance with all applicable laws in effect as of the Lease Date. Except to the extent required to cause compliance with the provisions of applicable law, the Building and improvements comprising the Demised Premises shall be located substantially as shown on the Site Plan. Tenant shall be given prior notice of any changes to the Site Plan required to cause such compliance.

     3. TERM.

          (a) To have and to hold the Demised Premises for

               (i) a preliminary term (the "Preliminary Term") which shall commence on the Lease Date and shall expire on the Lease Commencement Date, as defined herein; and

               (ii) a primary term (the "Primary Term") which shall commence on the Lease Commencement Date and shall expire one hundred twenty (120) calendar months thereafter (the Preliminary Term, the Primary Term, and any and all extensions thereof, herein referred to as the "Term"). The Term shall end on the final day thereof without the requirement of notice from either party to the other.

          (b) For purposes of this Lease, the term "Substantial Completion" or any grammatical variation thereof shall mean sufficient completion of construction of the Demised Premises in accordance with the Plans and Specifications (as defined in Section 18), so that Tenant can lawfully occupy the Demised Premises, as evidenced by the delivery by Landlord to Tenant of (i) a Certificate of Occupancy or its equivalent (or Temporary Certificate of Occupancy or its equivalent) for the Building issued by the appropriate governmental authority if so required by applicable law, and (ii) a Certificate of Substantial Completion on standard AIA Form G-704 certified by the project architect, MacGregor Associates Architects, Inc. (the "Architect"). In the event completion to such extent is delayed because of Tenant Delay, as defined herein, then Substantial Completion shall be deemed to mean the date when the Demised Premises would have been completed to such extent but for such Tenant Delay, as determined by the Architect. In the event Tenant shall dispute the determination of such date by the Architect, the parties shall utilize the Dispute Resolution Procedure as defined in Section 34, with Qualified Architects serving as Officials. For purposes of this Lease, the Architect shall be deemed a "Qualified Architect" for Landlord and David Billow A.I.A. shall be deemed a "Qualified Architect" for Tenant.

          (c) The Lease Commencement Date and the Expiration Date, when determined as herein provided, shall be evidenced by a supplemental agreement to be executed upon the request of either party to the other party hereto.

          (d) For purposes of this Lease, the term "Lease Year" shall mean each twelve (12) month period during the Term (or portion thereof if the last Lease Year of the Term is less than twelve (12) full months) with the first Lease Year beginning on the Lease Commencement Date and ending twelve (12) months thereafter.

     4. BASE RENT. Tenant shall pay to Landlord at the address set forth in
Section 1(l) as base rent for the Demised Premises, commencing on the Base Rent Commencement Date and continuing throughout the Term, in lawful money of the United States, the annual amount set forth in Section 1(c) payable in equal monthly installments as set forth in Section 1(d) (the "Base Rent"), payable in advance, without demand and without abatement, reduction, set-off or deduction (except as hereinafter set forth), on the first day of each calendar month during the Term. If the Base Rent Commencement Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis (i) for the period between the Base Rent Commencement Date and the first day of the following calendar month (which pro rata payment shall be due and payable on the Base Rent Commencement Date), and (ii) for the last partial month of the Term, if applicable. No payment by Tenant or receipt by Landlord of rent hereunder shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord.

     5. Intentionally Omitted

     6. ADDITIONAL RENT. Any amounts required to be paid by Tenant under this Lease (in addition to Base Rent) hereunder and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease, including, without limitation, any expenses incurred for taxes, insurance, maintenance, repairs, replacements, owner's association dues and assessments, utilities and other charges assessed against or attributed to the Demised Premises which are the obligation of Tenant hereunder, shall be considered additional rent (herein, "Additional Rent") payable in the same manner and upon the same terms and conditions as Base Rent reserved hereunder except as expressly set forth herein to the contrary. Without limiting the foregoing, Tenant shall and does hereby agree to pay directly, or to reimburse Landlord upon demand for, as Landlord may direct, and Additional Rent shall include, any and all owner's association dues and assessments, utilities and charges assessed against or attributed to the Demised Premises pursuant to any applicable easements, covenants, restrictions, agreements, declaration of protective covenants or development standards paid by Landlord with respect to or imposed or assessed upon or against the Demised Premises from time to time throughout that portion of the Term (and any extension thereof) commencing with the Lease Commencement Date. Any failure on the part of Tenant to pay such Additional Rent when due shall entitle Landlord to the remedies available to it for non-payment of Base Rent, including, without limitation, late charges and interest thereon at the Interest Rate (as herein defined) pursuant to Section 32 hereof. Tenant's obligations for payment of Additional Rent shall begin to accrue on the Lease Commencement Date regardless of the Base Rent Commencement Date.

     7. USE OF DEMISED PREMISES.

          (a) The Demised Premises shall be used for the Permitted Use set forth in Section 1(j) and for no other purpose.

          (b) Tenant will permit no liens to attach or exist against the Demised Premises, and shall not commit any waste.

          (c) The Demised Premises shall not be used for any illegal purposes, and Tenant shall not allow, suffer, or permit any vibration, noise, odor, light or other effect to occur within or around the Demised Premises that could constitute a nuisance or trespass for any tenant of Landlord occupying an adjoining building, its customers, agents, licensees or invitees. Upon notice by Landlord to Tenant that any of the aforesaid prohibited uses are occurring, Tenant agrees to promptly remove or control the same. Without limiting the foregoing, Landlord agrees to use reasonable efforts to execute any special use permits, special exception, variance or waiver sought by Tenant, all at no cost or expense to Landlord, provided that Tenant's use of the Demised Premises remains at all times in compliance with the provisions of this Section 7.

          (d) Tenant shall not in any way violate any law, ordinance or any restrictive covenant affecting the Demised Premises as shown by and included in the Permitted Encumbrances, including specifically, but without limitation, the Protective Covenants (as defined in Section 33), and shall not in any manner use the Demised Premises so as to cause cancellation of, or prevent the use of the fire and extended coverage insurance policy required hereunder. Landlord makes no (and does hereby expressly disclaim any) covenant, representation or warranty as to the Permitted Use being allowed by or being in compliance with any applicable laws, rules, ordinances or restrictive covenants now or hereafter affecting the Demised Premises, and any zoning letters, copies of zoning ordinances or other information from any governmental agency or other third party provided to Tenant by Landlord or any of Landlord's agents or employees shall be for informational purposes only, Tenant hereby expressly acknowledging and agreeing that Tenant shall conduct and rely solely on its own due diligence and investigation with respect to the compliance of the Permitted Use with all such applicable laws, rules, ordinances and restrictive covenants, including specifically, but without limitation, the Protective Covenants, and not on any such information provided by Landlord or any of its agents or employees.

     8. INSURANCE.

          (a) Tenant covenants and agrees that from and after the Lease Commencement Date or any earlier date upon which Tenant enters or occupies the Demised Premises or any portion thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

               (i) Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Demised Premises and Tenant's use thereof against claims for bodily injury or death, property damage and product liability occurring upon, in or about the Demised Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than Three Million Dollars ($3,000,000.00) and to have general aggregate limits of not less than Ten Million Dollars ($10,000,000.00) for each policy year. The insurance coverage required under this Section 8(a)(i) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 12 and, if necessary, the policy shall contain a contractual endorsement to that effect.

               (ii) (A) insurance on the "All-Risk" or equivalent form on a Replacement Cost Basis against loss or damage to the Building and all other improvements now or hereafter located on the Land (including, without in any manner limiting the generality of the foregoing, flood insurance if the Demised Premises are located in a flood hazard area), having a deductible not greater than Fifty Thousand Dollars ($50,000.00); and in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss, but in any event in amounts not less than 100% of the actual replacement value of such Building and improvements other than foundations and footings. Landlord shall have the right to require from Tenant, not more often than once every twenty-four (24) months, reasonable evidence of the value of the Building.

                    (B) insurance on the "All-Risk" or equivalent form against abatement or loss of rental by reason of the occurrences covered by the insurance described in clause (A) above and by reason of any service interruptions in an amount equal to Base Rent and all Additional Rent for at least twelve (12) months following the occurrence of such casualty;

                    (C) boiler and machinery insurance covering losses to or from any steam boilers, pressure vessels or similar apparatus requiring inspection under applicable state or municipal laws or regulations which are located at the Demised Premises or on any other building systems for which such coverage is available, in amounts determined by Tenant to be appropriate or for such higher amounts as may at any time be reasonably required by Landlord and having a deductible of not more than Fifty Thousand Dollars ($50,000.00); coverage shall be on a broad form comprehensive basis including loss of income with a limit of at least an amount which is reasonably acceptable to Landlord; and

                    (D) worker's compensation insurance to the extent required by the laws of the state in which the Demised Premises are located and employer's liability insurance in the amount of at least $1,000,000.00.

          (b) All policies of the insurance provided for in Section 8(a) shall be issued in form acceptable to Landlord by insurance companies with a rating of not less than "A+," and financial size of not less than Class XII, in the most current available "Best's Insurance Reports", and licensed to do business in the state in which the Building is located. Tenant shall have the right to increase the deductible amounts under the policies of insurance required by Sections 8(a)(ii)(A) and (C) above, subject to the approval of Landlord, such approval not to be unreasonably withheld; PROVIDED, HOWEVER, that Landlord shall be entitled to withhold such approval unless Tenant is able to demonstrate that the requested increase in any such deductible is commercially reasonable for improvements comparable to the Building. Each and every such policy:

               (i) (other than the coverage described in Section 8(a)(ii)(D)) shall name Landlord as well as Landlord's Lender, as defined in Section 25, and any other party reasonably designated by Landlord, as an additional insured. In addition, the coverage described in Section 8(a)(ii)(A), (B) and (C) shall also name Landlord as "loss payee";

               (ii) shall be delivered to Landlord, in the form of an insurance certificate acceptable to Landlord as evidence of such policy, prior to delivery of possession of the Demised Premises to Tenant and thereafter within thirty
(30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

               (iii) shall contain a provision that the insurer waives any right of subrogation against Landlord on account of any loss or damage occasioned to Tenant, its property, the Demised Premises or its contents arising from any risk covered by all risks fire and extended coverage insurance of the type and amount required to be carried hereunder;

               (iv) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

               (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

          (c) Any insurance provided for in Section 8(a) may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds; PROVIDED, HOWEVER, that:

               (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;

               (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;

               (iii) any such policy or policies shall specify therein the amount of the total insurance allocated to the Tenant's improvements and property; and

               (iv) the requirements set forth in this Section 8 are otherwise satisfied.

          (d) In the event that either party (the "Defaulting Party") shall fail to carry and maintain the insurance coverages set forth in this Section 8, the other party (the "Procuring Party") may upon thirty (30) days notice to the Defaulting Party (unless such coverages will lapse in which event no such notice shall be necessary) procure such policies of insurance and the Defaulting Party shall promptly reimburse the Procuring Party therefor.

          (e) Each party may, at any time, but not more than one (1) time in any twenty-four (24) month period, require a review of the insurance coverage and limits of liability set forth in Section 8 to determine whether the coverage and the limits are reasonable and adequate in the then existing circumstances. The review shall be undertaken on a date and at a time set forth in a party's notice requesting a review and shall be conducted at the Demised Premises. If the parties are, after a review, unable to agree on either the coverage or the limits, then the parties shall employ the Dispute Resolution Procedure (as defined in Section 34) with insurance advisors having at least ten (10) years experience in insurance for commercial and industrial properties serving as Officials. In rendering the decision the Officials shall consider the requirements of Section 8, the cost of the insurance to be obtained, inflation, changes in condition, and the insurance then being carried by similar industrial use developments in the area of the Project.

     9. UTILITIES. Commencing on the Lease Commencement Date and continuing through the remainder of the Term, Tenant shall be responsible for maintaining the portion of the utility lines located between the Land boundary line and the Building and shall promptly pay as billed to Tenant all rents and charges for water and sewer services and all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises and all other costs and expenses involved in the care, management and use thereof to the extent charged by the applicable utility companies. If Tenant fails to pay any utility bills or charges, Landlord may, at its option and upon reasonable notice to Tenant, pay the same and in such event, the amount of such payment, together with interest thereon at the Interest Rate as defined in Section 32 from the date of such payment by Landlord, will be added to Tenant's next due payment, as Additional Rent.

     10. TAXES AND OTHER IMPOSITIONS.

          (a) Commencing on the Lease Commencement Date and continuing through the remainder of the Term, Tenant shall be solely obligated for the costs of all real estate taxes and other impositions for the Demised Premises, including the Building and the Land, and Tenant agrees to pay all installments of such imposition which accrue during the Term. Landlord agrees to pay all Taxes due on the Demised Premises for all periods prior to the Lease Commencement Date, as well as all "hook up", building permit or other fees and charges levied by any municipal body in connection with the construction of the Building and other improvements, whether or not assessed or payable prior to the Lease Commencement Date, specifically excluding, however, all costs associated with permits or other fees incurred as a result of Tenant's particular use of the Demised Premises (e.g. racking permits). If any real estate taxes or other impositions for the Demised Premises are payable in arrears, Tenant agrees to pay to Landlord Tenant's share of such taxes attributable to the last year of the Term within thirty (30) days after Tenant receives from Landlord evidence of the actual amount due for such last year. This provision shall expressly survive the expiration or termination of this Lease in order to settle up Tenant's pro rata share of such taxes for the final Lease Year of the Term.

          (b) Real estate taxes and other impositions shall mean all ad valorem taxes, water and sanitary taxes, assessments, liens, licenses and permit fees or any other taxes imposed, assessed or levied against the Land and the Demised Premises, and all other charges, impositions or burdens of whatever kind and nature, whether or not particularized by name, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, which at any time during the Term may be created, assessed, confirmed, adjudged, imposed or charged upon or with respect to the Demised Premises, the Land, or any improvements made thereto, or on any part of the foregoing or any appurtenances thereto, or directly upon this Lease or the rent payable hereunder or amounts payable by any subtenants or other occupants of the Demised Premises, or upon this transaction or any documents to which Tenant is a party or successor-in-interest, or against Landlord because of Landlord's estate or interest herein, by any governmental authority, or under any law, including among others, all rental, sales, use, inventory or other similar taxes and any special tax bills and general, special or other assessments and liens or charges made on local or general improvements or any governmental or public power or authority whatsoever.

          (c) Notwithstanding the foregoing, if any imposition shall be created, levied, assessed, adjudged, imposed, charged or become a lien with respect to a period of time which commences before the Lease Commencement Date or ends after the expiration date of the Term (other than an expiration date of the Term by reason of breach of any of the terms hereof by Tenant), then Tenant shall only be required to pay that portion of such imposition which is equal to the proportion of said period which falls within the Term. If Tenant is permitted to pay (by the assessing and collecting authorities) and elects to pay any imposition in installments, Tenant shall nevertheless pay any and all installments thereof which are due prior to the expiration of the Term or sooner termination of the Term. Nothing contained in this Lease shall require Tenant to pay any income or excess profits or taxes assessed against Landlord, or any corporation, capital stock and franchise taxes imposed upon Landlord. Landlord agrees to deliver to Tenant copies of all such notices of real estate taxes and impositions which Landlord receives.

          (d) Landlord shall forward tax bills related to the Demised Premises to Tenant promptly after Landlord's receipt thereof. Tenant shall furnish Landlord evidence of the payment of all real estate taxes and impositions related to the Demised Premises at least ten (10) days before the last day upon which they may be paid without any fine, penalty, interest or additional cost. If Tenant fails to pay the real estate taxes and impositions related to the Demised Premises when due and Landlord elects to pay the real estate taxes and impositions related to the Demised Premises, Tenant agrees to pay Landlord such real estate taxes and impositions attributable to the Demised Premises so paid by Landlord, within thirty (30) days after receipt of written notice from Landlord.

     11. MAINTENANCE AND REPAIRS.

          (a) GENERAL. From and after the Lease Commencement Date and throughout the Term, Tenant shall, at its own cost and expense, maintain the Demised Premises, exterior and interior, in good condition and repair, including, without limitation, repair and maintenance of the exterior walls of the Building and the interior of the Building, including but not limited to the electrical systems, heating, air conditioning and ventilation systems, plate glass, windows and doors, sprinkler and plumbing systems, EXCLUDING, HOWEVER, the roof, foundation and structural frame of the Building, which shall be the responsibility of Landlord. In addition, Landlord shall be responsible for damage to the floor caused by a defect in the foundation or structural frame of the Building, specifically excluding, however, damage caused by Tenant's use of the floor or the Demised Premises. During the Term, Tenant shall maintain in full force and effect a service contract for the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant shall deliver to Landlord (i) a copy of said service contract prior to the Lease Commencement Date, and (ii) thereafter, a copy of a renewal or substitute service contract within thirty (30) days prior to the expiration of the existing service contract. Tenant's obligations to repair and maintain the Demised Premises shall also include, without limitation, repair, maintenance and replacement of all plumbing and sewage facilities within and about the Demised Premises (including, specifically, but without limitation, the portion of water and sewer lines between the boundary of the Land and Building), fixtures, interior walls, floors, ceilings, windows, doors, storefronts, painting and caulking, plate glass, skylights, all electrical facilities and equipment including, without limitation, lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors, and all other appliances and equipment of every kind and nature located in, upon or about the Demised Premises including, without limitation, exterior lighting and fencing, and any sidewalks, parking areas and access ways (including, without limitation, curbs and striping) upon the Demised Premises and the landscaping and grounds surrounding the Building. All glass, both interior and exterior, is at the sole risk of Tenant; and any broken glass shall be promptly replaced at Tenant's expense by glass of like kind, size and quality. Unless the same is caused solely by the negligent action or inaction of Landlord, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises, or for any damage occasioned by water coming into the Demised Premises or arising from the acts or neglects of occupants of adjacent property or the public.

          (b) LANDSCAPING. Tenant shall also be responsible for maintaining a landscape service contract for the Demised Premises during the Term. For the first Lease Year, Tenant shall maintain a landscape service contract with the original landscape company which installed the landscaping at the Demised Premises.

     12. TENANT'S PERSONAL PROPERTY; INDEMNITY. All of Tenant's personal property in the Demised Premises shall be and remain at Tenant's sole risk, and Landlord shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft thereof or any damage thereto occasioned by any acts or negligence of any third persons, or any act of God. As to bodily injury or property damage (including personal property of Tenant), Landlord shall not be liable for any injury to the person or property of Tenant or other persons in or about the Demised Premises, Tenant expressly agreeing to indemnify and save Landlord harmless in all such cases, except to the extent occasioned by any negligence of Landlord, its agents, employees or contractors. Tenant further agrees to reimburse Landlord for any reasonable costs or expenses, including without limitation, attorneys' fees which Landlord may actually and reasonably incur in investigating, handling or litigating any such claim against Landlord by a third person, unless Landlord is determined to have been negligent. Tenant shall have the option to defend Landlord with counsel selected by Tenant and reasonably acceptable to Landlord. The provisions of this Section 12 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring before such expiration or termination.

     13. TENANT'S FIXTURES. Without requiring compliance with Article 19 hereof, Tenant shall have the right to install in the Demised Premises trade fixtures required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures from time to time during and upon termination or expiration of this Lease; PROVIDED, HOWEVER, that Tenant shall repair and restore any damage or injury to the Demised Premises (to no worse condition than existed prior to such installation) caused by the installation and/or removal of any such trade fixtures.

     14. SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord, which approval shall not be unreasonably withheld or delayed and which conform to all applicable laws and/or ordinances and the Protective Covenants. Any and all signs installed or constructed by or on behalf of Tenant pursuant hereto shall be installed, maintained and removed by Tenant, at Tenant's sole cost and expense.

     15. Intentionally Omitted

     16. GOVERNMENTAL REGULATIONS. Tenant shall promptly comply throughout the Term of this Lease, at Tenant's sole cost and expense, with all present and future laws, ordinances and regulations of all applicable governing authorities relating to all or any part of the Demised Premises, foreseen or unforeseen, ordinary as well as extraordinary, or to the use or manner of use of the Demised Premises or to the sidewalks, parking areas, curbs and access ways adjoining the Demised Premises. In the event that such law, ordinance or regulation requires a renovation, improvement or replacement to the Demised Premises, then Tenant shall be required to make such renovation, improvement or replacement at Tenant's sole cost and expense. Tenant shall also observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises.

     17. ENVIRONMENTAL MATTERS.

         (a) For purposes of this Lease:

               (i) "Contamination" as used herein means the uncontained or uncontrolled presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Demised Premises, the Building, or the Project so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

               (ii) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended from time to time.

               (iii) "Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. ["RCRA"]) and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

          (b) Landlord represents that, except as set forth in environmental reports delivered by Landlord to Tenant (i) to Landlord's actual knowledge, Landlord has not treated, stored or disposed of any Hazardous Substances upon or within the Demised Premises and (ii) to Landlord's actual knowledge, no Hazardous Substances are present on or under the Land as of the date of this Lease.

          (c) Tenant represents that all its activities on the Demised Premises or the Project during the course of this Lease will be conducted in compliance with Environmental Laws. Tenant warrants that to its actual knowledge it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws affecting in any way the Demised Premises. Tenant warrants that it will obtain all such permits, licenses or approvals and make all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises.

          (d) Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept, stored or used in or about the Demised Premises, the Building, or the Project, other than in compliance with applicable Environmental Laws, without the prior written consent of Landlord, which consent may be granted or withheld in the absolute discretion of Landlord; PROVIDED, HOWEVER, that the consent of Landlord shall not be required for the use at the Demised Premises of cleaning supplies, toner for photocopying machines and other similar materials, in containers and quantities reasonably necessary for and consistent with normal and ordinary use by Tenant, at the Demised Premises, in the routine operation or maintenance of Tenant's office equipment or in the routine janitorial service, cleaning and maintenance for the Demised Premises.

          (e) Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or Tenant's agents, contractors, employees or invitees (collectively, "Tenant's Affiliates") into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps reasonably necessary to contain and control such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under, applicable Environmental Laws and (iii) notify and keep Landlord reasonably informed of such release and response.

          (f) Regardless of any consents granted by Landlord pursuant to Section 17(d) allowing Hazardous Substances upon the Demised Premises, Tenant shall under no circumstances whatsoever cause or permit (i) any activity on the Demised Premises which would cause the Demised Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder; (ii) the discharge of Hazardous Substances into the storm sewer system serving the Project; or (iii) the installation any underground storage tank or underground piping on or under the Demised Premises.

          (g) Tenant shall and hereby does indemnify Landlord and hold and defend Landlord harmless from and against any and all reasonable and actual expense, loss, and liability suffered by Landlord (except to the extent that such expenses, losses, and liabilities arise out of Landlord's own negligence or willful act), by reason of the storage, generation, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) by Tenant or Tenant's Affiliates or by reason of Tenant's breach of any of the provisions of this Section 17. Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Laws; (ii) any and all costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises; (iii) any and all costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord; and (v) any and all reasonable legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease.

     18. CONSTRUCTION OF DEMISED PREMISES.

          (a) Within thirty (30) days after the date hereof, Landlord shall prepare, at Landlord's sole cost and expense, and submit to Tenant a set of plans and specifications (collectively, the "Plans and Specifications") based upon the Preliminary Plans, covering all work to be performed by Landlord in constructing the Building and other improvements which shall be a part of the Demised Premises. Tenant shall have ten (10) days after receipt of the Plans and Specifications in which to review and to give to Landlord written notice of its approval of the Plans and Specifications or its requested changes to the Plans and Specifications. Tenant shall have no right to request any changes to the Plans and Specifications which would materially alter either the Demised Premises or the exterior appearance or basic nature of the Building, as the same are contemplated by the Preliminary Plans. If Tenant fails to approve or request changes to the Plans and Specifications by ten (10) days after its receipt thereof, then Tenant shall be deemed to have approved the Plans and Specifications and the same shall thereupon be final. If Tenant requests any changes to the Plans and Specifications, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the Plans and Specifications to Tenant. Tenant may not thereafter disapprove the revised portions of the Plans and Specifications unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the Plans and Specifications, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Each party shall at all times in the preparation and review of the Plans and Specifications, and of any revisions thereto, act reasonably and in good faith. After Tenant has approved the Plans and Specifications or the Plans and Specifications have otherwise been finalized pursuant to the procedures set forth hereinabove, any subsequent changes to the Plans and Specifications requested by Tenant (herein referred to as a "Change Order") shall be at Tenant's sole cost and expense and subject to Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed. If after the Plans and Specifications have been finalized pursuant to the procedures set forth hereinabove Tenant requests any Change Order and, as a result thereof, completion of construction of the Improvements is delayed beyond the Lease Commencement Date, the Term and Tenant's obligation to pay Base Rent hereunder shall nevertheless begin on the Lease Commencement Date. Tenant may by Change Order replace the materials called for in the Plans and Specifications with comparable materials, or with materials of a higher grade, but Tenant shall have no right to change the materials to materials which, in Landlord's sole opinion, are of an inferior grade or quality to those called for in the Plans and Specifications. The aggregate cost of all such Change Orders in excess of the costs reflected in the Plans and Specifications shall be paid in cash by Tenant to Landlord within fifteen (15) days of Landlord's submission to Tenant of written request for payment of such additional cost. The cost to Tenant for Change Orders shall be Landlord's cost plus ten percent (10%) of such amount as Landlord's overhead. In the event that Change Orders result in a reduction of the costs reflected in the Plans and Specifications, Tenant shall be entitled to a reduction in the first Monthly Base Rent Installment equal to the amount of such savings realized.

          (b) Landlord shall, at its sole cost and expense, construct the Building and other improvements pursuant to the Plans and Specifications, and in accordance with the terms and conditions of this Lease ("Landlord's Work"). Landlord shall make no changes to the Plans and Specifications without Tenant's written consent, with the exception of immaterial details which will not affect Tenant's use and occupancy of the Building and other improvements. Landlord shall have the final Plans and Specifications sealed by the Architect, obtain all required building permits, certificates and licenses and thereafter, in accordance with all applicable law and insurance requirements, perform Landlord's Work in a diligent and good workmanlike manner, subject to Ordinary Delay and Tenant Delay (as those terms are defined below).

          (c) Landlord shall use reasonable speed and diligence to achieve Substantial Completion, at Landlord's sole cost and expense, on or before December 1, 1999, provided that Landlord shall not be liable to Tenant in any way for achieving Substantial Completion after such target date.

          (d) No later than the date which is forty-five (45) days prior to the estimated date of Substantial Completion, Landlord shall give Tenant written notice that Landlord estimates Substantial Completion will occur approximately forty-five (45) days thereafter. Upon receipt of such notice, Tenant may commence construction and installation of Tenant's improvements and fixtures within the Demised Premises (herein referred to as "Tenant's Work"). Landlord and Tenant shall cause their respective workmen to work in cooperation with each other.

          (e) The Substantial Completion target date of December 1, l999 shall be extended for one (1) day for each day that Substantial Completion is delayed:

               (i) as a result of the failure by Tenant to timely approve or disapprove the Plans and Specifications, or as a result of Change Orders or other changes requested by Tenant in the Plans and Specifications after the Tenant's approval thereof (collectively referred to herein as "Tenant Delay"); or

               (ii) due to strikes or other labor troubles not specific to the Demised Premises, governmental restrictions and limitations, war or other national emergency, non-availability of materials or supplies, delay in transportation, accidents, floods, fire, damage or other casualties, weather or acts or omissions of Tenant, or delays by utility companies in bringing utility lines to the Demised Premises, and other circumstances beyond the reasonable control of Landlord (collectively referred to herein as "Ordinary Delay"). The inability or refusal of Landlord to make any monetary payment shall not constitute or result in an Ordinary Delay.

          (f) On or prior to the date of Substantial Completion of the Demised Premises, a representative of Landlord and a representative of Tenant together shall inspect the Demised Premises and, within fifteen (15) days thereafter, generate a punchlist of defective or uncompleted items relating to the completion of construction of the improvements within the Demised Premises (the "Punchlist"), which Punchlist shall indicate the estimation by the parties of the cost of each item. Landlord shall, within fifteen (15) days (or such other reasonable time) after the Punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete work and remedy such defective work as are set forth on the Punchlist.

          (g) Upon the Lease Commencement Date, Tenant shall execute and deliver to Landlord a letter confirming (i) the Lease Commencement Date, the Base Rent Commencement Date and the Expiration Date of this Lease, (ii) that Tenant accepts the Demised Premises subject only to Landlord's completion of the items listed on the Punchlist.

          (h) Landlord hereby warrants to Tenant that the materials and equipment furnished by Landlord's contractors in the completion of Landlord's Work will be of good quality and new, that during the one (1) year period following the date of Substantial Completion of Landlord's Work, such materials and equipment and the work of such contractors shall be free from defects not inherent in the quality required or permitted hereunder, and that such work will conform to the Plans and Specifications (the foregoing referred to herein as "Landlord's Warranty"). This warranty shall exclude damages or defects caused by abuse by Tenant and Tenant's Affiliates, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage.

     19. TENANT ALTERATIONS AND ADDITIONS.

          (a) Except as to any nonstructural alterations, improvements, or additions to the Demised Premises (collectively a "Tenant Change"), which Tenant Changes individually cost less than $50,000 and in the aggregate over the Term total less than $200,000, Tenant shall not make or permit to be made any other Tenant Change without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not to unreasonably withhold, delay or condition) and Lender's prior written consent (if such consent is required). With respect to any such Tenant Change requiring Landlord's prior written consent, Tenant shall furnish Landlord with a full set of plans and specifications for any such Tenant Change prior to the commencement thereof together with an original builder's risk policy of insurance in form and amount of coverage reasonably acceptable to Landlord, showing Tenant as named insured, and Landlord and Lender (if applicable) as loss payees. If Landlord, at the time of giving its approval to any Tenant Change, notifies Tenant that approval is conditioned upon restoration, then upon written request of Landlord, Tenant shall, at its sole cost and expense and upon the termination of this Lease, remove the same and restore the Demised Premises to its condition prior to such Tenant Change.

          (b) All Tenant Changes shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials and, upon completion of any Tenant Change, Tenant shall furnish to Landlord "as-built" drawings showing the location and type thereof. No Tenant Change shall impair the structural strength of the Building or reduce its value, Tenant shall take or cause to be taken all steps that are required or permitted by law in order to avoid the imposition of any materialmen's or mechanics' liens upon the Building or the Demised Premises, and Tenant shall pay the full cost of any Tenant Change. Except as otherwise provided herein and in
Section 12 hereof, all Tenant Changes and all repairs and all other property attached to or installed on the Demised Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of the Term. With respect to any Tenant Change, whether or not requiring Landlord's prior consent, Landlord shall have no duty or obligation to make any replacement or repair thereto, whether interior or exterior, structural or non-structural, ordinary or extraordinary or as required to comply with any law.

          (c) To the extent permitted by law, all of Tenant's contracts and subcontracts for such Tenant Changes shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord harmless against all liens, claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. Tenant shall not permit the Demised Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor, material or services furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed for the Demised Premises by, or at the direction or sufferance of Tenant and if any such liens are filed against the Demised Premises, Tenant shall promptly discharge the same; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord, within fifteen days after demand, such security as may be reasonably satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of Landlord's interest in the Demised Premises by reason of non-payment thereof; provided further that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to post such security or does not diligently contest such lien, Landlord may, without investigation of the validity of the lien claim, discharge such lien and Tenant shall reimburse Landlord upon demand for all reasonable costs and expenses incurred in connection therewith, which expenses shall include any attorneys' fees, paralegals' fees and any and all costs associated therewith, including litigation through all trial and appellate levels and any costs in posting bond to effect a discharge or release of the lien. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the Demised Premises to liability under any lien law now or hereafter existing of the state in which the Demised Premises are located.

     20. SERVICES BY LANDLORD. From and after the Lease Commencement Date, Landlord shall be responsible for providing no services to the Demised Premises whatsoever, except for the services for which Landlord is specifically obligated pursuant to Section 11(a), 18 (f) and (h).

     21. FIRE AND OTHER CASUALTY.

          (a) If the Building or other improvements on the Land shall be damaged or destroyed by fire or other casualty, Tenant, at Tenant's sole cost and expense, shall promptly and diligently proceed to adjust the loss with the insurance companies (subject to the approval of the Lender (if applicable) and of Landlord) and arrange for the disbursement of insurance proceeds, and repair, rebuild or replace such Building and other improvements, so as to restore the Demised Premises to the condition in which they were immediately prior to such damage or destruction. The net proceeds of any insurance recovered by reason of such damage or destruction in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess being referred to herein as the "Net Insurance Proceeds") shall be held by the Lender (provided that such Lender is a bank, savings association, insurance company or other similar institutional lender; herein called "Institutional Lender"), or, if no Institutional Lender then holds a Mortgage on the Demised Premises, by any national or state chartered bank which is reasonably acceptable to Landlord and Tenant; and the Net Insurance Proceeds shall be released for the purpose of paying the fair and reasonable cost of restoring such Building and other improvements. Such Net Insurance Proceeds shall be released to Tenant, or to Tenant's contractors, from time to time as the work progresses, pursuant to such requirements and limitations as may be reasonably acceptable to Landlord and Lender (if the Lender so requires), including, without limitation, lien waivers from each of the contractors, subcontractors, materialmen and suppliers performing the work. If the Net Insurance Proceeds (less any applicable deductible) are insufficient to restore the Demised Premises, Tenant shall be obligated to pay such deficiency and the amount of any such deductible. Notwithstanding the foregoing, if the Net Insurance Proceeds are less than Twenty-Five Thousand Dollars ($25,000.00), such Net Insurance Proceeds may be held by Tenant and used by Tenant to pay the fair and reasonable cost of restoring such Demised Premises and other improvements. If the Net Insurance Proceeds exceed the full cost of the repair, rebuilding or replacement of the damaged Building or other improvements, then the amount of such excess Net Insurance Proceeds shall be paid to Tenant upon the completion of such repair, rebuilding or replacement. Landlord agrees not unreasonably to withhold, condition or delay any approvals required to be obtained by Tenant from Landlord pursuant to the provisions of this Section 21(a).

          (b) Whenever Tenant shall be required to carry out any work or repair and restoration pursuant to this Section 21, Tenant, prior to the commencement of such work, shall deliver to Landlord for Landlord's prior approval (which shall not be unreasonably withheld, conditioned or delayed) a full set of the plans and specifications therefor, together with a copy of all approvals and permits which shall be required from any governmental authority having jurisdiction. After completion of any major repair or restoration, Tenant shall, as soon as reasonably possible, obtain and deliver to Landlord a Certificate of Substantial Completion from the inspecting architect and a permanent Certificate of Occupancy (or amended Certificate of Occupancy), if required by applicable laws, issued by the appropriate authority with respect to the use of the Demised Premises, as thus repaired and restored. Any such work or repair and restoration, in all cases, shall be carried out by Tenant in a good and workmanlike manner with materials at least equal in quality to the original materials used therefor prior to the damage or destruction. If, after a default by Tenant, Landlord shall carry out any such work or repair and restoration pursuant to the provisions of this Section 21, then Landlord shall be entitled to withdraw monies held for application to the costs of such work from time to time as such costs are incurred.

     22. CONDEMNATION.

          (a) If all of the Demised Premises is taken or condemned for a public or quasi-public use, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor and the date on which Tenant is deprived of possession of all of the Demised Premises. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Tenant to Landlord to that date, all Base Rent, Additional Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

          (b) In the event of a taking of "Substantially All of the Demised Premises" (as herein defined), Tenant may, at its option, upon thirty (30) days' written notice to Landlord, which shall be given no later than sixty (60) days following the taking, have the right to terminate this Lease. All Base Rent and other sums payable by Tenant hereunder shall be apportioned and paid through and including the date of taking, and neither Landlord nor Tenant shall have any rights in any compensation or damages payable to the other in connection with such condemnation. For purposes of this provision, "Substantially All of the Demised Premises" shall mean (i) so much of the Demised Premises as, when taken, leaves the untaken portion unsuitable, in the reasonable opinion of Tenant and Landlord, for the continued feasible and economic operation of the Demised Premises by Tenant for the same purposes as immediately prior to such taking or as contemplated herein, (ii) so many of the parking spaces on the Land as reduces the parking ratio below that which is required by the zoning ordinance applicable to the Project, and Landlord's failure to provide substantially similar alternative parking reasonably acceptable to Tenant within sixty (60) days after such taking, or (iii) so much of the Demised Premises that access to the Demised Premises is materially impeded, as reasonably determined by Landlord and Tenant.

          (c) If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to Section 22(b) above, Tenant, to the extent of Net Condemnation Proceeds (as hereinafter defined) actually received by it, shall restore, using all reasonable speed and diligence, the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking and Landlord, to the extent of the award it receives in excess of the costs of collecting the award and value of the Land taken (herein, the "Net Condemnation Proceeds"), shall release the Net Condemnation Proceeds to Tenant for that purpose and Tenant shall have the right to participate in any proceeding relating to the awarding of restoration damages. There shall be an equitable abatement of the Base Rent and Additional Rent based on the actual loss of use of the Demised Premises suffered by Tenant from the taking. Determination of such loss of use of the Demised Premises after a partial taking shall be mutually agreed to by the parties within sixty (60) days from the date of the taking and if the parties can not so agree, then such loss of use shall be determined in accordance with the Dispute Resolution Procedure (as defined in Section 34), with real estate appraisers having at lease ten (10) years experience appraising commercial real estate, including build-to-suit leases, serving as Officials. Pending such determination, Tenant shall continue to pay the Base Rent and Additional Rent as herein originally specified, and upon such determination, if Tenant is entitled to a refund because of an overpayment of Base Rent or Additional Rent, Landlord shall make the same promptly, or in lieu thereof credit the amount thereof to future installments of Base Rent or Additional Rent as they become due.

          (d) Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 22, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of the unamortized tenant improvements (installed in accordance with Section 19 at Tenant's expense), Tenant's moveable trade fixtures, machinery and moving expenses, provided that, in any case, the making of such claim shall not and does not adversely affect or diminish Landlord's award.

     23. TENANT'S DEFAULT.

          (a) The occurrence of any one or more of the following events shall constitute an event of default (herein referred to as an "Event of Default") of Tenant under this Lease:

               (i) if Tenant fails to pay Base Rent or any Additional Rent hereunder as and when such rent becomes due and such failure shall continue for more than five (5) days (for Base Rent) or ten (10) days (for Additional Rent) after receipt of written notice from Landlord of such failure;

               (ii) if Tenant fails to pay Base Rent or any Additional Rent on time more than three (3) times in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period;

               (iii) if the Demised Premises become deserted, or abandoned for more than ten (10) consecutive days or if Tenant fails to take possession of the Demised Premises on the Lease Commencement Date (or within a reasonable time thereafter);

               (iv) if Tenant permits to be done anything which creates a lien upon the Demised Premises and fails either (A) to discharge, (B) bond such lien, or (C) post security with Landlord acceptable to Landlord, within thirty (30) days after receipt by Tenant of written notice thereof;

               (v) if Tenant violates the provisions of Section 30 of this Lease by attempting to make an unpermitted assignment or sublease;

               (vi) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant notice of such failure;

               (vii) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

               (viii) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

               (ix) if a receiver, custodian, or trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty (60) days following the date of such appointment; or

               (x) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time and in any event prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any mortgage or other Permitted Encumbrance.

          (b) Upon the occurrence of any one or more of the aforesaid Events of Default, or upon the occurrence of any other default or defaults by Tenant under this Lease, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 23):

               (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the Term, and all rights of Tenant under this Lease and in and to the Demised Premises shall expire and terminate and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to Landlord on the date specified in such notice, and if Tenant fails to so surrender Landlord shall have the right, without notice, to enter upon and take possession of the Demised Premises and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor; or

               (ii) Terminate this Lease as provided in Section 23(b)(i) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of
(A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the expiration date of the original Term (or any applicable extension or renewal term then in effect) had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Demised Premises for the Remaining Term (which excess, if any, shall be discounted to present value at the "Treasury Yield" [as defined below] rate for the Remaining Term), PLUS (2) the costs of recovering possession of the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees, PLUS (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises, all of which excess sum shall be deemed immediately due and payable; PROVIDED, HOWEVER, that such payments shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph
(ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Building is located,
(c) the likelihood of reletting the Demised Premises for a period of time equal to the Remaining Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located, (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

               (iii) Without terminating this Lease, declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent and Additional Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Demised Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent, Additional Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Demised Premises as of the date this provision is invoked by Landlord, plus (4) interest on all such amounts from the date due at the Interest Rate, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent and Additional Rent payable hereunder throughout the Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Demised Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (iii)), less all costs, expenses and attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Demised Premises; or

               (iv) Without terminating this Lease, and with or without notice to Tenant, Landlord may in its own name but as agent for Tenant enter into and upon and take possession of the Demised Premises or any part thereof, and, at Landlord's option, remove persons and property therefrom and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may rent the Demised Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. Landlord shall in no way be responsible or liable for any failure to rent the Demised Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than any rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorney's fees and costs of alterations and repairs; third, to the payment of rent and other charges then due and unpaid hereunder; and the residue, if any, shall be held by Landlord to the extent of and for application in payment of future rent, if any becomes owing, as the same may become due and payable hereunder. In reletting the Demised Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured and proceed under subsections 23(b)(i) or 23(b)(ii) above; or

               (v) Without terminating this Lease, and with or without notice to Tenant, Landlord may enter into and upon the Demised Premises and without being liable for prosecution or any claim for damages therefor, maintain the Demised Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease, and Landlord shall not be liable to Tenant for any damages with respect thereto; or

               (vi) intentionally omitted

               (vii) Allow the Demised Premises to remain unoccupied and collect rent from Tenant as it comes due; or

               (viii) intentionally omitted

               (ix) Pursue such other remedies as are available at law or in equity.

          (c) If this Lease shall terminate as a result of or while there exists a default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

          (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

          (e) If any statute or rule of law shall limit any of Landlord's remedies as hereinabove set forth, Landlord shall nonetheless be entitled to any and all other remedies hereinabove set forth.

          (f) No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant.

          (g) No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof the other party.

          (h) The rights granted to Landlord in this Section 23 shall be cumulative of every other right or remedy provided in this Lease or which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Base Rent, Additional Rent or damages accruing to Landlord by reason of any Event of Default. If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses. Other than in connection with a claim arising from the negligence or intentional misconduct of Landlord, its employees, agents or representatives, if Landlord shall be made a party to any litigation commenced against Tenant as a result of this Lease, Landlord's ownership of the Demised Premises or the relationship of Landlord and Tenant arising by virtue of this Lease, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in connection with such litigation. Notwithstanding anything to the contrary contained herein, in the event any third party prevails in any action to which Landlord is made a party and it is ultimately determined that there was no negligence or intentional misconduct on the part of Landlord, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in connection with such litigation.

     24. LANDLORD'S RIGHT OF ENTRY. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of the Lender to enter upon the Demised Premises at all reasonable times during Tenant's business hours (unless in the event of emergency) for the purposes of inspecting them and making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make such repairs or perform any such work required of Tenant under this Lease; provided that, except in the case of an emergency, Landlord shall give the Tenant reasonable prior written notice not less than two (2) days in advance of Landlord's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any such work, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected; PROVIDED, HOWEVER, that Landlord shall use reasonable efforts not to disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times during Tenant's business hours to exhibit the Demised Premises to any prospective purchaser, mortgagee or tenant.

     25. LENDER'S RIGHTS.

         (a) For purposes of this Lease:

               (i) "Lender" as used herein means the current holder of a Mortgage;

               (ii) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises, and any amendments, modifications, extensions or renewals thereof.

          (b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage. Tenant recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Demised Premises under any Mortgage.

          (c) Tenant shall, in confirmation of the subordination set forth in
Section 25(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Lender any and all instruments requested by either of them to evidence such subordination.

          (d) If requested by Lender, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lender, any and all instruments that may be necessary to make this Lease superior to the lien of Lender's Mortgage.

          (e) If Lender (or Lender's nominee, or other purchaser at foreclosure) shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, if requested by such successor, attorn to and recognize such successor as Tenant's landlord under this Lease without change in the terms and provisions of this Lease, and Tenant shall promptly execute and deliver any instrument that may be necessary to evidence such attornment, provided that such successor shall not be bound by (i) any payment of Base Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, and then only if such prepayments have been deposited with and are under the control of such successor, or (ii) any provision of any amendment to the Lease to which Lender has not consented, (iii) the defaults of any prior landlord under this Lease,
(iv) any offset rights arising out of the defaults of any prior landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

     26. ESTOPPEL CERTIFICATE. Tenant agrees, at any time, and from time to time, within fifteen (15) days after Landlord's written request, to execute, acknowledge and deliver to Landlord, a statement in writing in recordable form to Landlord and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified) and (ii) the dates to which Base Rent, Additional Rent and other charges have been paid, (iii) whether or not, to the best knowledge of the signer of such certificates, there exists any failure by Landlord to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure of which the signer may have knowledge,
(iv) (if such be the case) the Tenant has unconditionally accepted the Demised Premises and is conducting its business therein, (v) and as to such additional matters as may be reasonably requested by Landlord, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord and by any purchaser of title to the Demised Premises or by any Lender or any assignee thereof or any party to any sale- leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises.

     27. LANDLORD LIABILITY. No owner of the Demised Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Demised Premises. Neither Landlord nor any officer, director, shareholder, partner or principal of Landlord, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease, and if Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of Landlord in the Demised Premises for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the Demised Premises.

     28. NOTICES. Any notice required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing and either
(i) personally delivered, (ii) deposited with the United States Postal Service, postage prepaid, by registered or certified mail, return receipt requested, or
(iii) delivered by overnight delivery service providing proof of delivery, properly addressed to the address set forth in Section 1(k) (as the same may be changed by giving written notice of the aforesaid in accordance with this
Section 28). If any notice mailed is properly addressed with appropriate postage but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

     29. BROKERS. Landlord and Tenant represent and warrant to each other that, except for those parties set forth in Section 1(m) (the "Brokers"), neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Landlord and Tenant hereby further represent and warrant to each other that neither is receiving nor is entitled to receive any rebate, payment or other remuneration, either directly or indirectly, from the Brokers, and that it is not otherwise sharing in or entitled to share in any commission or fee paid to the Brokers by Landlord or any other party in connection with the execution of this Lease, either directly or indirectly. Landlord and Tenant hereby indemnify each other against and from any claims for any brokerage commissions (except those payable to the Broker, all of which are payable by Landlord pursuant to a separate agreement) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the expiration or termination of the Lease for any reason.

     30. ASSIGNMENT AND SUBLEASING.

          (a) Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest hereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent may not be unreasonably withheld, delayed or conditioned. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. No assignment, mortgaging, subletting or use or occupancy by others shall in any way be construed to relieve Tenant from any of its liability hereunder to pay Base Rent, Additional Rent and all other sums payable by Tenant hereunder or to perform its obligations hereunder (which shall in every instance continue as the liability and obligation of a principal and not a surety) or from thereafter obtaining the express consent of Landlord to any other or further assignment, mortgaging or subletting of this Lease.

          (b) Notwithstanding Section 30(a), provided that there is not an Event of Default under this Lease which remains uncured, Tenant shall have the right, upon ten (10) days' prior written notice to Landlord, (i) to sublet all or part of the Demised Premises to any related corporation or entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; or (ii) to assign this Lease to a successor corporation into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property, provided that (x) such successor corporation assumes substantially all of the obligations and liabilities of Tenant and shall have assets, capitalization, net worth and creditworthiness at least equal to the assets, capitalization, net worth and creditworthiness of Tenant as of the date of this Lease as determined by generally accepted accounting principles and (y) Tenant shall provide in its notice to Landlord the information required in Section 30(c) below. For the purpose hereof "control" shall mean ownership of not less than fifty percent (50%) of all the voting stock or legal and equitable interest in such corporation or entity.

          (c) If Tenant should desire to assign this Lease or sublet the Demised Premises (or any part thereof), Tenant shall give Landlord written notice no later than thirty (30) days in advance of the proposed effective date of any proposed assignment or sublease, specifying (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space within the Demised Premises proposed to be so subleased, (iii) the proposed effective date and duration of the assignment or subletting, and (iv) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease.

          (d) Landlord shall have a period of twenty (20) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to permit Tenant to assign or sublet such space; or (ii) to refuse, in Landlord's sole and absolute discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Demised Premises. If Landlord should fail to notify Tenant in writing of such election within the aforesaid twenty (20) day period, Landlord shall be deemed to have elected option (ii) above. Tenant agrees to reimburse Landlord for reasonable legal fees and any other reasonable costs incurred by Landlord in connection with any requested assignment or subletting. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.

          (e) Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Section 30 shall be void and such act shall constitute a material breach of this Lease. In no event shall any assignment, subletting or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. Any assignment or sublease allowed hereunder or consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease if required by this Section 30. If Landlord takes possession of the Demised Premises before the expiration of the Term, Landlord shall have the right, at its option to take over any sublease of the Demised Premises or any portion thereof and such subtenant shall attorn to Landlord, as its landlord, under all the terms and obligations of such sublease occurring from and after such date, but excluding previous acts, omissions, negligence or defaults of Tenant and any repair or obligation in excess of available net insurance proceeds or condemnation award.

          (f) The liability of Tenant under this Lease shall be continuing and unconditional and shall not be released, affected or limited by: (i) the release or discharge of the assignee, sublessee or other transferee (collectively "Transferee") in bankruptcy or other creditors' proceeding; (ii) any waiver, agreement, exercise or refrain from exercise of rights, or other actions of Landlord, (iii) repossession of the Demised Premises by Landlord, (iv) any application of any security or other deposit posted by Tenant or Transferee under the Lease; (v) any further transfer or consent to transfer of Tenant's or Transferee's interest under the Lease or in the Demised Premises; (vi) the assignment of Landlord's interest under the Lease; or (vii) any amendment, modification, waiver or concession of or under the Lease entered between Landlord and Transferee, regardless of notice to or consent of Tenant.

          (g) Landlord shall have the right to sell, transfer, assign, pledge, and convey all or any part of the Demised Premises and any and all of Landlord's rights under this Lease. In the event Landlord assigns or otherwise conveys its rights under this Lease, Landlord shall be entirely freed and released from any obligations accruing thereafter under this Lease, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

     31. TERMINATION OR EXPIRATION.

          (a) No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

          (b) At the expiration or earlier termination of the Term, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in the same condition as at the commencement of the Term, ordinary wear and tear only excepted.

          (c) If Tenant remains in possession of the Demised Premises after expiration of the Term, with or without Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-sufferance at the greater of (i) one hundred fifty percent (150%) of the Base Rent in effect at the end of the Term or (ii) one hundred fifty percent (150%) of the then current fair market rental value of the Demised Premises. Tenant shall also continue to pay all other Additional Rent due hereunder, and there shall be no renewal of this Lease by operation of law. In addition to the foregoing, Tenant shall be liable for all damages, direct and consequential, incurred by Landlord as a result of such holdover. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Demised Premises shall reinstate, continue or extend the Term or Tenant's right of possession.

     32. LATE PAYMENTS. In the event any installment of rent, inclusive of Base Rent, or Additional Rent or other sums due hereunder, if any, is not paid (i) within five (5) days after Tenant's receipt of written notice of such failure to pay on the first occasion during any twelve (12) month period, or (ii) as and when due with respect to any subsequent late payments in any twelve (12) month period, Tenant shall pay an administrative fee equal to five percent (5%) of such past due amount, plus interest on the amount past due at a rate equal to the lesser of (X) the prime rate of interest charged by Chase Manhattan Bank from time to time or (Y) the maximum interest rate allowed under applicable law (the "Interest Rate") to defray the additional expenses incurred by Landlord in processing such payment.

     33. RULES AND REGULATIONS. Tenant agrees to abide by the Rules and Regulations set forth on EXHIBIT "C" attached hereto, as well as other rules and regulations reasonably promulgated by the Landlord from time to time and the declaration of protective covenants for the Project, attached hereto as EXHIBIT "D", as it may be amended from to time (herein, the "Protective Covenants"), which Protective Covenants shall be recorded against the Land after Tenant approves the Title Report as defined in the Special Stipulations and which shall run with the Land and be binding on Tenant, its successors and assigns.

     34. DISPUTE RESOLUTION PROCEDURE.

         (a) In the event that a dispute arises between Landlord and Tenant under the Lease, and the Lease specifically provides that the dispute resolution procedure outlined in this Section 34 (herein referred to as the "Dispute Resolution Procedure") shall be utilized, the parties shall proceed as follows:

               (i) The party electing to proceed under the procedures outlined herein (the "Electing Party") shall give written notice of such election to the other party (the "Other Party"), and shall designate in writing the Electing Party's selection of an individual with the qualifications outlined in the section of the Lease giving rise to this remedy (the "Official") who shall act on the Electing Party's behalf in determining the disputed fact.

               (ii) Within twenty (20) days after the Other Party's receipt of the Electing Party's selection of an Official, the Other Party, by written notice to the Electing Party, shall designate an Official who shall act on the Other Party's behalf in determining the disputed fact.

               (iii) Within twenty (20) days of the selection of the Other Party's Official, the two (2) Officials shall render a joint written determination of the disputed fact. If the two (2) Officials are unable to agree upon a joint written determination within such twenty (20) day period, each Official shall render his or her own written determination and the two Officials shall select a third Official within such twenty (20) day period. In the event the two Officials are unable to select a third Official within such twenty (20) day period, then either party may apply to a court of original jurisdiction in Gwinnett County, Georgia for appointment by such court of such third Official.

               (iv) Within twenty (20) days after the appointment of the third Official, the third Official shall select one of the determinations of the two
(2) Officials originally selected, WITHOUT modification or qualification.

               (v) If either Landlord or Tenant fails or refuses to select an Official, the Official selected shall alone determine the disputed fact. Landlord and Tenant agree that they shall be bound by the determination of disputed fact pursuant to this subsection. Landlord shall bear the fee and expenses of its Official, Tenant shall bear the fee and expenses of its Official, and Landlord and Tenant shall share equally the fee and expense of the third Official, if any.

     35. MISCELLANEOUS.

          (a) The parties hereto hereby covenant and agree that any present or future law to the contrary notwithstanding, this Lease shall not terminate, except as herein specifically provided, and Landlord shall receive the Base Rent and Additional Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement, reduction, set-off, counterclaim, defense or deduction and not diminished by (i) any imposition of any public authority of any nature whatsoever during the Term, notwithstanding any changes in the method of taxation or raising, levying or assessing any imposition, or any changes in the name of any imposition, or (ii) any expenses or charges required to be paid by Tenant to maintain, restore or replace the Demised Premises or to protect Landlord's ownership of the Demised Premises, other than payments under any Mortgage now existing or hereafter created by Landlord or the satisfaction of any judgments or liens encumbering the Demised Premises which exist as a result of Landlord's activities. The obligations of Tenant hereunder shall not be affected by reason of any damage to or destruction of the Demised Premises except as expressly otherwise provided to the contrary in this Lease. Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or void this Lease, solely as a result of any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord.

          (b) If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. If such invalidity is essential to the rights of either or both parties, then the affected party shall have the right to terminate this Lease on written notice to the other.

          (c) All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

          (d) TIME IS OF THE ESSENCE OF THIS AGREEMENT.

          (e) No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's or Tenant's rights to demand exact compliance with the terms hereof.

          (f) This Lease contains the entire agreement of the parties hereto as to the subject matter of this Lease and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

          (g) This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has a usufruct, not subject to levy and sale, and not assignable by Tenant except as expressly set forth herein.

          (h) Landlord and Tenant agree to execute, upon request of the other, a short form memorandum of this Lease in recordable form and the requesting party shall pay the costs and charges for the recording of such short form memorandum of lease. Under no circumstances shall Tenant have the right to record this Lease (other than a short form memorandum of Lease, as approved by Landlord), and should Tenant do so, Tenant shall be in default hereunder.

          (i) The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent thereof.

          (j) This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

          (k) This Lease shall be interpreted under the laws of the State in which the Demised Premises is located.

          (l) The parties acknowledge that this Lease is the result of negotiations between the parties, and in construing any ambiguity hereunder no presumption shall be made in favor of either party. No inference shall be made from any item which has been stricken from this Lease other than the deletion of such item.

          (m) All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the parties hereto and their permitted successors and assigns.

          (n) None of the covenants, terms or conditions of this Lease to be kept and performed by either party shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed and delivered by both parties.

          (o) To the extent permitted by law, each of Tenant and Landlord hereby expressly waives any right to trial by jury of any action, cause of action, claim, demand, or proceeding arising under or with respect to this Lease, or in any way connected with, related to, or incidental to the dealings of Landlord and Tenant with respect to this Lease, in each case whether now existing or hereafter arising, and whether sounding in contract, tort, or otherwise. To the extent permitted by law, each of Tenant and Landlord hereby agrees that any such action, cause of action, claim, demand or proceeding shall be decided by a court trial without a jury and that Tenant or Landlord may file a copy of this Lease with any court or other tribunal as written evidence of the consent of each of Tenant and Landlord to the waiver of its right to trial by jury.

     36. SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto as EXHIBIT E, are incorporated herein and made a part hereof, and to the extent of any conflict between the foregoing provisions and the Special Stipulations, the Special Stipulations shall govern and control.

     37. LEASE DATE. For purposes of this Lease, the terms "Lease Date", "date of this Lease" or similar terms used herein shall mean the later date upon which this Lease is signed by Landlord and Tenant.

     38. AUTHORITY. If Tenant is not a natural person, Tenant shall cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as EXHIBIT F. Tenant is authorized by all required corporate or partnership action to enter into this Lease and the individual(s) signing this Lease on behalf of Tenant are each authorized to bind Tenant to its terms.

     39. NO OFFER UNTIL EXECUTED. The submission of this Lease to Tenant for examination or consideration does not constitute an offer to lease the Demised Premises and this Lease shall become effective, if at all, only upon the execution and delivery thereof by Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seals, the day and year first above written.


                                LANDLORD:

Date: 5-3-99                    THE SHAWNEE RIDGE JOINT VENTURE, a
                                Georgia joint venture

                                By: Industrial Developments International, Inc.,

                                    a Delaware corporation, its managing
                                    venturer

                                    By /s/ TIMOTHY J. GUNTER
                                      -------------------------
                                    Name:  TIMOTHY J. GUNTER
                                    Title: SECRETARY


                                    Attest: /s/ GREGORY J. RYAN
                                           ----------------------
                                    Name:  GREGORY J. RYAN
                                    Title  ASSISTANT SECRETARY

                                               [CORPORATE SEAL]


                                TENANT:

Date: 4/20/99                   SYSTEMAX, INC., a New York corporation

                                By: /s/ STEVEN GOLDSCHEIN
                                   ---------------------------
                                Name:  STEVEN GOLDSCHEIN
                                Title: TREASURER

                                Attest: /s/ CURT RUSH
                                       -----------------------
                                Name:  CURT RUSH
                                Title  SECRETARY

                                            [CORPORATE SEAL]

                                   ATTESTATION


LANDLORD:


STATE OF GEORGIA

COUNTY OF FULTON


     BEFORE ME, a Notary Public in and for said County, personally appeared TIMOTHY J. GUNTER and GREG J. RYAN, known to me to be the person(s) who, as Secretary and Assistant Secretary, respectively, of Industrial Developments International, Inc., a Delaware corporation, the corporation which executed the foregoing instrument in its capacity as managing venturer of Landlord, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation, in its capacity as general partner of Landlord, that the same is their free act and deed and they were duly authorized thereunto by the corporation and the partnership.

          IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 3rd day of May, 1999.


                                  /s/ Charlotte Robinson
                                  -----------------------
                                  Notary Public

                                  My Commission Expires: 10-06-01


TENANT:


STATE OF NEW YORK

COUNTY OF NASSAU


     BEFORE ME, a Notary Public in and for said County, personally appeared STEVEN GOLDSCHEIN and CURT RUSH, known to me to be the person(s) who, as TREASURER and SECRETARY, respectively, of Systemax, Inc., the corporation which executed the foregoing instrument in its capacity as Tenant, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as officers of said corporation, that the same is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 20th day of April, 1999.

                                  /s/ Mary Kearney
                                  -----------------------------
                                  Notary Public

                                  My Commission Expires:8/14/99

                                    EXHIBIT A

                                Legal Description

The Land is generally shown on Exhibit A-1 attached hereto. This Exhibit shall be amended pursuant to Special Stipulation 9 to this Lease.

                                    EXHIBIT B

                              Intentionally Omitted

                                    EXHIBIT C

                              RULES AND REGULATIONS

These Rules and Regulations have been adopted by Landlord for the mutual benefit and protection of all the tenants of Buildings in the Project in order to insure the safety, care and cleanliness of the Project and the preservation of order therein.

     1. The sidewalks, entrances, passages, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of any Building without the consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of any Building.

     3. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances, including Hazardous Substances shall be thrown therein.

     4. No tenant shall cause or permit any objectionable or offensive odors to be emitted from any Building.

     5. No Building, or any portion thereof, shall be used for lodging or sleeping or for any immoral or illegal purposes.

     6. No tenant of any Building shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with tenants of this or neighboring buildings or premises or those having business with them.

     7. Each tenant must, upon the termination of this tenancy, restore to the Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     8. If any tenant shall employ one or more persons to do janitorial or other similar work in its demised premises, that tenant shall, while such persons are in the Building and outside the Demised Premises, follow such directions as the manager of the Building may prescribe with respect to the control of such persons, and such tenant shall be responsible for all acts of such persons.

     9. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent such activity.

     10. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to any portion of any building within the Project shall be subject to the approval of Landlord.

     11. Parking spaces associated with any Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord. Trucks and tractor trailers may only be parked at designated areas of the Building. Trucks and tractor trailers shall not block access to the Building.

     12. No tenant shall use any area of the Project for storage purposes other than the interior of its Demised Premises.

                                    EXHIBIT D
                              PROTECTIVE COVENANTS

Restated Declaration of Protective Covenants for Shawnee Ridge dated October 30, 1997, recorded in Book 14964, page 38 Gwinnett County, Georgia records, a copy of which has been delivered to Tenant.

                                    EXHIBIT E
                              SPECIAL STIPULATIONS

     The Special Stipulations set forth herein are hereby incorporated into the body of the lease to which these Special Stipulations are attached (the "Lease"), and to the extent of any conflict between these Special Stipulations and the preceding language, these Special Stipulations shall govern and control.

     1. OPTION TO PURCHASE.

          (a) Landlord hereby grants to Tenant the exclusive option and right (the "Purchase Option") to purchase the Demised Premises from Landlord upon the terms and conditions set forth herein. The Purchase Option may not be exercised by Tenant if an Event of Default is then continuing at the time of exercise of the Purchase Option .

          (b) The Purchase Option shall be exercisable at any time from the Lease Date through 5:00 p.m. Eastern time on October 1, 1999 (the "Option Date").

          (c) The purchase price (the "Purchase Price") of the Demised Premises in the event the Purchase Option is properly and timely exercised shall be the sum of (i) $11,675,000.00, (ii) all accrued and unpaid interest together with the unamortized portion of the cost of any Change Orders or other additional tenant improvements paid for by Landlord which Landlord has agreed to amortize over all or any portion of the Term in the form of increased Base Rent; PROVIDED, HOWEVER, this subsection (ii) shall in no way impose an obligation on Landlord to amortize such costs, and (iii) any additional sums owed by Tenant to Landlord under the terms of the Lease. The Purchase Price (less the Earnest Money, as hereinafter defined) shall be payable in cash or immediately available funds at Closing (as hereinafter defined).

          (d) The Purchase Option may be exercised by Tenant, on or before the Option Date, by (i) giving written notice (the "Option Notice") to Landlord of such exercise and (ii) simultaneously delivering to Chicago Title Insurance Company ("Escrow Agent") the sum of $250,000.00 as security for Tenant's faithful performance of its obligations hereunder (the "Earnest Money"), which amount, together with any interest earned thereon, shall be applied as a credit against the Purchase Price in the event of a Closing hereunder or otherwise disbursed by Escrow Agent pursuant to the terms of this Special Stipulation 1. If Tenant shall fail to exercise the Purchase Option by the Option Date, the Purchase Option shall terminate.

          (e) In the event that Tenant timely exercises the Purchase Option, Tenant and its agents shall have the right, from time to time prior to the Closing, to examine the Demised Premises and the condition thereof, and to conduct such surveys and to make such engineering and other inspections, tests and studies as Tenant shall determine to be reasonably necessary, all at Tenant's sole cost and expense; PROVIDED, HOWEVER, Tenant shall not conduct any environmental investigations of the Land beyond a Phase I environmental site assessment (i.e. no sampling or drilling) without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant agrees to give Landlord reasonable advance notice of such examinations or surveys and to conduct such examinations or surveys during normal business hours. Unless Landlord waives such right in writing, a representative of Landlord must be present with Tenant during all examinations or surveys of the Demised Premises conducted by Tenant. Tenant agrees to conduct all examinations and surveys of the Demised Premises in a manner that will not harm or damage the Demised Premises, and agrees to restore the Demised Premises to its condition prior to any such examinations or surveys immediately after conducting the same. Tenant hereby indemnifies and holds Landlord harmless from and against any claims for injury or death to persons, damage to property or other losses, damages or claims, including, in each instance, attorneys' fees and litigation costs, arising out of any action of any person or firm entering the Demised Premises on Tenant's behalf as aforesaid, which indemnity shall survive the Closing or any termination of this Purchase Option or the Lease without the Closing having occurred.

          (f) Notwithstanding Tenant's right of inspection contained in sub-paragraph (e) above, Tenant shall have until November 1, 1999 (the "Inspection Date") in which to make such investigations and studies with respect to the Demised Premises as Tenant deems appropriate, and to terminate the Purchase Option, by written notice to Landlord, to be received on or before the Inspection Date, if Tenant is not, for any reason satisfied with the Demised Premises. If Tenant fails to give notice of such termination to be received by Landlord on or before the Inspection Date, then Tenant's rights under this sub-paragraph (f) shall be deemed to have been waived by Tenant and the Purchase Option shall remain in full force and effect without any longer being subject to this sub- paragraph (f). If Tenant does give notice of termination, $100 of the Earnest Money shall be paid to Landlord for the rights granted Tenant hereunder and the balance of the Earnest Money shall be refunded to Tenant by Escrow Agent, and the parties shall have no further rights or obligations under this Special Stipulation 1, except for those which expressly survive any such termination, and thereafter, Tenant shall promptly provide to Landlord, without charge, copies of any reports, surveys, drawings, tests or other written documents obtained by Tenant with respect to the Demised Premises.

          (g) Provided that all of the conditions set forth herein are theretofore fully satisfied, and provided that Tenant has not previously terminated this Purchase Option pursuant to the terms of sub-paragraph (f) above, the closing or settlement ("Closing") of the sale of the Demised Premises contemplated hereby shall be held at the offices of Landlord's attorney, during regular business hours on or before the date which is thirty (30) calendar days following Substantial Completion. The exact time and date of Closing shall be selected by Tenant by written notice given to Landlord at least five (5) days prior to the date so specified. If Tenant shall fail to close by such date, the Purchase Option shall terminate and Landlord shall be entitled, as its sole and exclusive remedy hereunder, to receive the Earnest Money as full liquidated damages for such default, whereupon this Purchase Option shall terminate and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination. The parties hereby acknowledge the difficulty of ascertaining Landlord's actual damages in such circumstance and agree, after discussion, that the Earnest Money represents a good faith estimate thereof and is not intended as a penalty, but as full liquidated damages pursuant to O.C.G.A. Section 13-6-7. Tenant covenants not to bring any action or suit challenging the amount of liquidated damages provided hereunder in the event of such default. This provision shall expressly survive the termination of this Special Stipulation 1 and the Lease.

          (h) At Closing, Landlord shall convey fee simple title to the Demised Premises to Tenant by limited warranty deed, which shall expressly be made subject to all matters of record except for past due monetary liens created by Landlord and any security deeds, mortgages, deeds of trust or other financing created by Landlord, which Landlord shall be obligated to pay off and discharge at Closing. Landlord shall execute and deliver reasonable evidence of authority and existence, evidence of non-foreign status required by the Internal Revenue Code (without which tax will be withheld as required by law), a closing statement, an owner's affidavit of title (in substantially the form required by Lawyers Title Insurance Company, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company or another national title insurance company reasonably approved by Landlord (the "Title Company"), a state transfer tax declaration and other documents which are customarily required by the Title Company at the time of Closing to issue its owner's title insurance policy. Landlord shall pay the State transfer tax payable in connection with conveyance of the Demised Premises. All other costs of Closing, including, without limitation, all title insurance costs, survey, recording and other due diligence expenses shall be paid by Tenant. Ad valorem taxes assessed against the Demised Premises for the year in which the Closing occurs shall be prorated as of the day of Closing.

          (i) At Closing, Landlord shall warrant to Tenant that the materials and equipment furnished by Landlord's contractors in the completion of Landlord's Work will be of good quality and new, that during the one period following the date of Substantial Completion of Landlord's Work, such materials and equipment and the work of such contractors shall be free from defects not inherent in the quality required or permitted under the Lease, and that such work will conform to the Plans and Specifications described in the Lease. This warranty shall exclude damages or defects caused by abuse by Tenant and Tenant's Affiliates, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. Upon the expiration of the aforementioned one year warranty, Landlord shall grant to Tenant, without recourse or warranty, a non-exclusive right to exercise Landlord's rights under any warranties obtained with respect to the roof, heating, ventilation and air conditioning system, or any other portions of the Demised Premises. Landlord shall obtain a minimum ten
(10) year roof warranty

          (j) Landlord and Tenant each warrant and represent to the other that neither has employed or otherwise engaged a real estate broker or agent in connection with the sale of the Demised Premises pursuant to the Purchase Option, and the parties agree to execute an affidavit to that effect at the Closing. Landlord and Tenant covenant and agree, each to the other, to indemnify the other against any loss, liability, costs (including reasonable attorneys' fees), claims, demands, causes of action and suits arising out of the alleged employment or engagement by the indemnifying party of any real estate broker or agent in connection with the Purchase Option. The indemnities contained in this subsection (j) shall survive Closing and any termination of this Lease.

          (k) Notwithstanding anything contained in this Special Stipulation 1 to the contrary, in the event the Lease is terminated prior to the exercise of the Purchase Option by Tenant, then the Purchase Option shall terminate. This Purchase Option is personal to [Systemax, Inc.] and those permitted assignees under Section 30(b) hereof, and shall automatically terminate and be of no further force and effect if Systemax, Inc. assigns or sublets all or any portion of its interest in this Lease except as set forth in that Section. This Purchase Option may not be assigned by Systemax, Inc., regardless of whether Systemax, Inc. is the Tenant under this Lease.

          (l) In the event that Tenant fails to timely exercise the Purchase Option by the Option Date or if this Purchase Option should otherwise terminate, Landlord and Tenant agree to enter into an Amended and Restated Build To Suit Industrial Lease Agreement, on all the same terms and conditions as this Lease, except for the omission of this Special Stipulation 1 and any other reference to the Purchase Option contained in this Lease.

     2.  OPTION TO EXTEND TERM.

          (a) Landlord hereby grants to Tenant two (2) consecutive options to extend the Term for a period of five (5) years each time, each option to be exercised by Tenant giving written notice of its exercise to Landlord in the manner provided in this Lease at least one hundred eighty (180) days prior to (but not more than two hundred ten (210) days prior to) the expiration of the Term, as it may have been previously extended. No extension option may be exercised by Tenant if an Event of Default has occurred and is then continuing or any facts or circumstances then exist which, with the giving of notice or the passage of time, or both, would constitute an Event of Default either at the time of exercise of the option or at the time the applicable Term would otherwise have expired if the applicable option had not been exercised.

          (b) If Tenant exercises its first option to extend the Term, then, during the first Extension Term, Tenant shall pay to Landlord, in addition to Additional Rent, Annual Base Rent in the amount of $3.71 per square foot of space then contained in the Demised Premises.

          (c) If Tenant exercises its second option to extend the Term, Landlord shall, within thirty (30) days after the receipt of Tenant's notice of exercise, notify Tenant in writing of Landlord's reasonable determination of the Base Rent for the Demised Premises during the second Extension Term, which amount shall not be less than the Base Rent for the prior Term (as previously extended), taking into account all relevant factors for space of this type in the Suwanee, Georgia area. Tenant shall have thirty (30) days from its receipt of Landlord's notice to notify Landlord in writing that Tenant does not agree with Landlord's determination of the Base Rent and therefore that Tenant elects to retract its second option to extend the Term, in which case the Term, as it may have been previously extended, shall expire on its scheduled expiration date and Tenant's second option to extend the Term shall be void and of no further force and effect. If Tenant does not notify Landlord of such retraction within thirty (30) days of its receipt of Landlord's notice, Base Rent for the Demised Premises during the second Extension Term shall be the Base Rent set forth in Landlord's notice to Tenant.

          (d) Except for the Base Rent, which shall be determined as set forth in subparagraphs (b) and (c) above, leasing of the Demised Premises by Tenant for the applicable extended term shall be subject to all of the same terms and conditions set forth in this Lease, including Tenant's obligation to pay Tenant's share of Operating Expenses as provided in this Lease; provided, however, that any improvement allowances, rent abatements or other concessions applicable to the Demised Premises during the initial Term shall not be applicable during any such extended term, nor shall Tenant have any additional extension options unless expressly provided for in this Lease. Landlord and Tenant shall enter into an amendment to this Lease to evidence Tenant's exercise of its renewal option. If this Lease is guaranteed, it shall be a condition of Landlord's granting the renewal that Tenant deliver to Landlord a reaffirmation of the guaranty in which the guarantor acknowledges Tenant's exercise of its renewal option and reaffirms that the guaranty is in full force and effect and applies to said renewal.

     3. ENVIRONMENTAL MATTERS. Landlord shall indemnify Tenant and hold Tenant harmless from and against any and all expenses, losses and liabilities actually suffered by Tenant (with the sole exception of any and all consequential damages, including but not limited to the loss of use of the Demised Premises, lost profits and loss of business, and those expenses, losses, and liabilities arising from Tenant's own negligence or willful act) as a result of a governmental authority having jurisdiction ordering a cleanup, removal or other remediation by Tenant of any Hazardous Substances located on, under or about the Demised Premises caused by Landlord.

     4. LANDLORD INSURANCE. During the initial construction of the Building, Landlord shall maintain, with such deductible as Landlord in its sole judgment determines advisable, insurance on the "Builders All-Risk" or equivalent form on a Replacement Cost Basis against loss or damage to the Building. Such insurance shall be in the amount of 100% of the replacement value of the Building (excluding all fixtures and property required to be insured by Tenant under this Lease).

     5. LENDER'S RIGHTS. Notwithstanding anything to the contrary contained in
Section 25 of this Lease, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage created after the Lease Date IF AND ONLY IF the holder of said Mortgage agrees not to disturb Tenant's possession of the Demised Premises so long as Tenant is not in default hereunder, as evidenced by a subordination and non-disturbance agreement signed by said holder which agreement may include (a) the conditions contained in Section 25(e) of this Lease, (b) a requirement that said holder be given notice and opportunity to cure a landlord default and (c) other provisions customarily required by lenders. Tenant shall promptly execute such a subordination and non-disturbance agreement upon Landlord's request. Landlord represents and warrants to Tenant that there is no Mortgage that encumbers the Demised Premises as of the Lease Date.

     6. ASSIGNMENT OF WARRANTIES. Upon the expiration of the one year Landlord's Warranty described in Section 18(h) of the Lease, Landlord shall grant to Tenant, until the expiration or earlier termination of the Term, without recourse or warranty, a non-exclusive right during the Term to exercise Landlord's rights under any warranties obtained with respect to the roof, heating, ventilation and air conditioning system, or any other portions of the Demised Premises. Landlord shall obtain a minimum ten (10) year roof warranty.

     7. CONSTRUCTION OF DEMISED PREMISES. Notwithstanding the provisions of
Section 18(c) of this Lease, in the event that Landlord is unable to substantially complete the Demised Premises for occupancy by Tenant on or before the date which is two hundred eighty-five (285) days after the Lease Date, as extended by Delay as defined below (the "Possession Date"), Tenant shall, beginning on the Lease Commencement Date, be entitled to a credit against Base Rent equal to one and one-half days of Base Rent payable under the Lease for each day after the Possession Date that the Demised Premises are not substantially complete. In the event that Landlord is unable to substantially complete the Demised Premises for occupancy by Tenant on or before the date which is three hundred forty-five (345) days after the Lease Date, as extended by Delay as defined below, may, at its option and as its sole remedy, terminate this Lease by written notice to Landlord given within thirty (30) days following the expiration of such three hundred forty-five (345) day period (provided that substantial completion has not occurred prior to Landlord's receipt of said termination notice), and thereafter neither Landlord nor Tenant shall have any further obligation hereunder. For purposes of this Lease, "Delay" shall mean delays incurred by reason of (a) Tenant's failure to approve the Plans and Specifications as set forth in Section 18(a) or changes requested by Tenant in the Plans and Specifications after Tenant's approval thereof, and (b) time lost by Landlord or Landlord's contractors or suppliers in connection with the performance of Landlord's work and/or the construction of the Building and related improvements due to strikes or other labor troubles, governmental restrictions and limitations, war or other national emergency, non-availability of materials or supplies, delay in transportation, accidents, floods, fire, damage or other casualties, weather or other conditions, acts or omissions of Tenant, or (c) delays by utility companies in bringing utility lines to the Demised Premises or (d) the time necessary for Landlord to cure any Tenant objection to a Title Defect as more particularly described in Special Stipulation 8 below.

     8. TITLE TO DEMISED PREMISES. Notwithstanding anything to the contrary contained herein, Landlord has ordered a title report on the Demised Premises and a survey of the Land. Landlord shall cause the title report, together with a copy of all title exceptions listed thereon and a survey of the Land (collectively, the "Title Report"), to be delivered to Tenant. Tenant shall have ten (10) days after receipt of the Title Report to give written notice to Landlord of any objections to Title Defects (as defined hereafter), which notice must (a) include a copy of the Title Report, (b) refer to the specific title matter in dispute and (c) specifically describe the reason why Tenant believes said matter is a Title Defect (as defined hereafter) and what actions must be taken by Landlord to cure the Title Defect. The term "Title Defects" shall mean matters of title which render title to the Demised Premises unmarketable, or which materially interferes with Tenant's intended use of the Demised Premises; provided, however, the following matters shall not constitute a Title Defect:
(i) utility easements which are not located under the Building, (ii) matters shown on the Site Plan, (iii) an Easement Agreement between Landlord and BSW Corporate Center, L.P. ("BSW") dated February 18, 1997, recorded in Deed Book 13822, page 001, Gwinnett County, Georgia records (the "BSW Easement Agreement") granting access across the existing driveway along the eastern boundary of the Land to serve the property contiguous to the eastern boundary of the Land and owned by BSW (the "BSW Driveway") (all as depicted on the Site Plan), (iv) a reciprocal access easement agreement which will be recorded against the Demised Premises granting access across the driveway to be installed along the western boundary of the Land to serve the Demised Premises and the property contiguous to the western boundary of the Land, with the cost of maintenance and repair thereof to be shared 50/50 between Tenant and the contiguous property owner, and
(v) the metes and bounds description of the Land as shown on the survey delivered to tenant by landlord, provided that the legal description does not materially vary from the area shown on the Site Plan. If Tenant fails to give any notice to Landlord by such date objecting to Title Defects, Tenant shall be deemed to have waived such right to object to any Title Defects. If Tenant does give Landlord timely notice of objection to any Title Defect, Landlord shall then use its reasonable, good faith efforts, for a period of thirty (30) days after such notice, to reasonably cure or satisfy such objection; provided, however, Landlord shall not be required to spend more than $10,000.00 in the aggregate to cure the Title Defects. If such objection is not so timely and reasonably cured or satisfied by Landlord, then Tenant shall, within five (5) days thereafter, elect, by written notice to be received by Landlord on or before such fifth (5th) day, either to (a) terminate this Lease, and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination, or (b) waive its objections hereunder and proceed with the Lease, in which case, this provision shall be of no further force and effect. If Tenant fails to give Landlord notice of its election by such time, it shall be deemed to have elected the option contained in subparagraph (b) above. If Tenant elects to terminate this Lease, Tenant shall reimburse Landlord for all of Landlord's actual out-of-pocket expenditures related to civil and architectural plans and building permits. If Landlord does so reasonably cure or satisfy such objection, then this Lease shall continue in full force and effect. Tenant hereby agrees that if this Lease is not terminated pursuant to the terms of this Special Stipulation 8, Tenant shall assume, during the Term of the Lease, all maintenance and repair obligations of Landlord associated with the BSW Driveway, as such obligations are more particularly described in paragraph 3 of the BSW Easement Agreement.

     9. LEGAL DESCRIPTION OF LAND. Upon Tenant's and Landlord's approval of the survey of the Land to be delivered and reviewed by Tenant as set forth in Special Stipulation 8, the parties shall execute an amendment to the Lease and replace Exhibit A with the metes and bounds legal description as contained on the approved survey.

                                    EXHIBIT F

                            CERTIFICATE OF AUTHORITY
                                   CORPORATION

     The undersigned, Secretary of Systemax, Inc., a New York corporation ("Tenant"), hereby certifies as follows to The Shawnee Ridge Joint Venture, a Georgia joint venture ("Landlord"), in connection with Tenant's proposed lease of a 360,675 square foot building, at Shawnee Ridge, Gwinnett County, Georgia (the "Premises"):

     1. Tenant is duly organized, validly existing and in good standing under the laws of the State of New York, and duly qualified to do business in the State of Georgia.

     2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Tenant, a lease of the Premises and that the signature opposite the name of each individual is an authentic signature:

--------------------           ---------------------    ---------------------
         (name)                    (title)                  (signature)

--------------------           --------------------     ---------------------
         (name)                    (title)                  (signature)

--------------------           --------------------     ---------------------
         (name)                    (title)                  (signature)

     3. That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of Tenant, at a duly convened meeting held _____________, 19___.



                                        --------------------------------
                                        Secretary

                                                        [CORPORATE SEAL]

                                    GUARANTY


     THIS GUARANTY (this "Guaranty"), made and entered into this 20th day of ________, 1999, by GLOBAL DIRECT MAIL CORPORATION, a Delaware corporation (hereinafter referred to as "Guarantor") in favor of THE SHAWNEE RIDGE JOINT VENTURE, a Georgia joint venture (hereinafter called "Landlord") and any subsequent owner or holder of the Lease (as hereinafter defined).

                                R E C I T A L S :

          Landlord has entered into a Build to Suit Industrial Lease Agreement ("Lease") with SYSTEMAX, INC., a New York corporation ("Tenant"), in which Guarantor has a direct or indirect financial interest or affiliation, which Lease was executed by Tenant on April 20, 1999, and provides for the leasing to Tenant of approximately 360,675 square feet of space in a building located in Shawnee Ridge, in Gwinnett County, Georgia; and

          Landlord will not enter into the Lease unless Guarantor guarantees the obligations of Tenant under the Lease as set forth herein; and

          Guarantor derives benefits from the Lease to Tenant.

          NOW THEREFORE, as a material inducement to Landlord to enter into the Lease with Tenant, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed, Guarantor does hereby, irrevocably and unconditionally, warrant and represent unto and covenant and agree with Landlord as follows:

          1. GUARANTY - Guarantor hereby unconditionally guarantees the full, faithful and punctual payment of all rent, additional rent and other amounts due to Landlord under the Lease by Tenant and the full, faithful and punctual performance by Tenant of all the terms, provisions and conditions of the Lease, together with interest or late charges on all of the foregoing as provided in the Lease and all other costs and expenses of collection (all of the foregoing sometimes hereinafter referred to as the "Obligations").

          2. NO DISCHARGE - This Guaranty by Guarantor shall continue for the benefit of Landlord notwithstanding (a) any extension, modification, amendment or alteration of the Lease, (b) any assignment of the Lease, with or without the consent of Landlord, (c) any bankruptcy, reorganization, or insolvency of Tenant or any successor or assignee thereof, or (d) any release, extension or modification of the liability of Tenant or any other party liable under the Lease or any other guaranty of the Lease. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of payment and performance and shall remain in full force and effect notwithstanding, without limitation, the death or incompetency of Guarantor or Tenant, or any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Guarantor or Tenant or by any defense which Tenant may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          3. PRIMARILY LIABLE - This Guaranty is a guaranty of payment and not of collection. The liability of Guarantor under this Guaranty shall be joint and several and primary and direct and in any right of action which shall accrue to Landlord under the Lease. Landlord shall have the right, at its option, to proceed against Guarantor (or any one or more parties constituting Guarantor) without having commenced any action, or having obtained any judgment, against Tenant or any other party liable under the Lease or any other guaranty of the Lease.

          4. DEFAULT - In the event of a default by Tenant under the Lease, Landlord shall have the right to enforce its rights, powers and remedies under the Lease, any other guaranty of the Lease, and under this Guaranty and all rights, powers and remedies available to Landlord shall be non-exclusive and cumulative of all other rights, powers and remedies under the Lease, any other guaranty of the Lease or under this Guaranty or by law or in equity. The obligations of Guarantor hereunder are independent of the obligations of Tenant or any other guarantor, and Landlord may proceed directly to enforce all rights under this Guaranty without proceeding against or joining Tenant, any other guarantor or any other person or entity. Until all of the Obligations have been performed and paid in full, Guarantor shall have no right of subrogation to Landlord or to enforce any remedy which Landlord may have against Tenant.

          5. WAIVERS - Guarantor expressly waives and agrees not to assert or take advantage of: (a) the defense of the statute of limitations in any action hereunder or in any action for collection of the Obligations, (b) any defense that may arise by reason of the failure of the Landlord to file or enforce a claim against Guarantor or Tenant in bankruptcy or in any other proceeding, (c) any defense based on the failure of Landlord to give notice of the creation, existence or incurring of any new obligations or on the action or non-action of any person or entity in connection with the Obligations, (d) any duty on the part of Landlord to disclose to Guarantor any facts it may know or may hereafter acquire regarding Tenant, (e) any defense based on lack of diligence on the part of Landlord in the collection of any and all of the Obligations, or (f) any demand for payment, presentment, notice of protest or dishonor, notice of acceptance of this Guaranty and any and all other notices or demands to which Guarantor might otherwise be entitled by law.

          6. SUBORDINATION; WAIVER OF SUBROGATION; PREFERENCE AND FRAUDULENT TRANSFER INDEMNITY. Any indebtedness (including, without limitation, interest obligations) of Tenant to Guarantor now or hereafter existing shall be, and such indebtedness hereby is, deferred, postponed and subordinated to the Obligations. Guarantor hereby unconditionally and irrevocably agrees that (a) until all of the Obligations have been performed and paid in full, Guarantor will not at any time assert against Tenant (or Tenant's estate in the event Tenant becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Landlord, including, without limitation, any and all Obligations which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty; (b) until all of the Obligations have been performed and paid in full, Guarantor waives and releases all such rights and claims and any other rights and claims to indemnification, reimbursement, contribution or payment which Guarantor, or any of them, may have now or at any time against Tenant (or Tenant's estate in the event Tenant becomes bankrupt or becomes the subject of any case or proceeding under any bankruptcy laws); (c) until all of the Obligations have been performed and paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Landlord now has or may hereafter have against Tenant; (d) Guarantor waives any benefit of, and any right to participate in, any security now or hereafter held by Landlord; and (e) Guarantor waives any defense based upon an election of remedies by Landlord which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement. The waivers under subsections (d) and (e) above shall continue and survive after the payment and satisfaction of the Obligations, and the termination or discharge of Guarantor's obligations under this Guaranty. Guarantor further hereby unconditionally and irrevocably agrees and guarantees (on a joint and several basis) to make full and prompt payment to Landlord of any of the Obligations or other sums paid to Landlord pursuant to the Lease which Landlord is subsequently ordered or required to pay or disgorge on the grounds that such payments constituted an avoidable preference or a fraudulent transfer under applicable bankruptcy, insolvency or fraudulent transfer laws; and Guarantor shall fully and promptly indemnify Landlord for all costs (including, without limitation, attorney's fees) incurred by Landlord in defense of such claims of avoidable preference or fraudulent transfer.

          7. CHOICE OF LAW - This Guaranty is to be performed in the State of Georgia and shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to its conflicts laws or choice of law rules.

          8. TIME OF ESSENCE - Time is of the essence of this Guaranty.

          9. NOTICES - Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by hand, or by nationally-recognized overnight express delivery service, by U. S. registered or certified mail, return receipt requested, postage prepaid to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

                Landlord:         THE SHAWNEE RIDGE JOINT VENTURE
                                  c/o IDI Services Group, Inc.
                                  3424 Peachtree Road, N.E.
                                  Suite 1500
                                  Atlanta, Georgia 30326

                Guarantor:        GLOBAL DIRECT MAIL CORPORATION
                                  22 Harbor Park Drive
                                  Port Washington, New York 11050
                                  Attn: Alan Schaeffer
                                  Attn: Curt Rush, Esq.

Any notice or other communication mailed as hereinabove provided shall be deemed effectively given (a) on the date of delivery, if delivered by hand; or (b) on the date mailed if sent by overnight express delivery or if sent by U.S. mail. Such notices shall be deemed received (a) on the date of delivery, if delivered by hand or overnight express delivery service; or (b) on the date indicated on the return receipt if mailed. If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

          10. AUTHORITY - If Guarantor is not a natural person, Guarantor shall cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as EXHIBIT A. Guarantor is authorized by all required corporate or partnership action to enter into this Guaranty and the individual(s) signing this Guaranty on behalf of Guarantor are each authorized to bind Guarantor to its terms.

          11. SUCCESSORS AND ASSIGNS - This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their heirs, legal representatives, successors and assigns.

          IN WITNESS WHEREOF, Guarantor has executed under seal and delivered this Guaranty to Landlord on the date and year above first written.


                                      GUARANTOR:

                                      GLOBAL DIRECT MAIL CORPORATION,
                                      a Delaware corporation

                                      By: /s/ STEVEN GOLDSCHEIN
                                         ----------------------------
                                      Name:  STEVEN GOLDSCHEIN
                                      Title: CFO


                                      Attest: /s/ CURT RUSH
                                             ------------------------
                                      Name:  CURT RUSH
                                      Title: SECRETARY


                                                  [CORPORATE SEAL]